                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2005
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                          1-2394                13-3768097
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(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                 File Number)           Identification No.)

  110 East 59th Street, New York, New York                     10022
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   (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the
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          (17 CFR 230.425)

     /_/  Soliciting material pursuant to rule 15a-12 under the Exchange Act (17
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     /_/  Pre-commencement  communications  pursuant to Rule 15d-2(b)  under the
          Exchange Act (17 CFR 240.15d-2(b))

     /_/  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-(c))

Item 5.02.    DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
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              On August 10, 2005, WHX Corporation ("WHX") held its first meeting of its reconstituted Board of Directors consisting of Warren Lichtenstein,  Josh
Schechter,  John Quicke,  Glen Kassan and Jack Howard.  At this  meeting,  WHX's
Board of Directors  elected three  additional  members:  Garen W. Smith,  Daniel
Murphy and Louis Klein, Jr.

              Garen W. Smith owns 49% of Abundance Corp., which had a consulting agreement  with WHX (as it existed prior to the effective date of the Chapter 11
Plan of Reorganization) that terminated in February of 2005. Abundance Corp. was paid $200,000 per annum under the terms of the consulting agreement.

              Daniel Murphy is the President of Handy & Harman,  a  wholly-owned subsidiary of WHX.

                                   SIGNATURES

              Pursuant to the  requirements  of the  Securities  Exchange Act of
1934,  the  registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WHX CORPORATION

Dated: August 15, 2005                       By: /s/ Stewart E. Tabin
                                                 ------------------------------
                                                 Name:  Stewart E. Tabin
                                                 Title: President